                                  EXHIBIT A(7)

                    CERTIFICATE OF INCORPORATION AND BY-LAWS

                                   [LOGO]

                        MICHIGAN DEPARTMENT OF COMMERCE

                               LANSING, MICHIGAN



THIS IS TO CERTIFY THAT ARTICLES OF INCORPORATION OF

                         GENESIS FINANCIAL GROUP, INC.

WERE DULY FILED IN THIS OFFICE ON THE 23RD DAY OF JUNE, 1994, IN CONFORMITY WITH ACT 284, PUBLIC ACTS OF 1972, AS AMENDED.





[LOGO] IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE SEAL OF THE DEPARTMENT, IN THE CITY OF LANSING, THIS 23RD DAY
                                    OF JUNE, 1994.


                                    /s/ ILLEGIBLE, DIRECTOR
                                    CORPORATION & SECURITIES BUREAU

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                      Date Received
                                       FILED               JUN 17, 1994
                                  JUN 23, 1994            ----------------------
                                  ADMINISTRATOR
                        MICHIGAN DEPARTMENT OF COMMERCE   ----------------------
EFFECTIVE DATE:         CORPORATION & SECURITIES BUREAU
--------------------------------------------------------------------------------
     CORPORATION IDENTIFICATION NUMBER 133-569
--------------------------------------------------------------------------------

                           ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS

            (Please read information and instructions on last page)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972, THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING ARTICLES:

ARTICLE I
--------------------------------------------------------------------------------
The namne of the corporation is:
                         Genesis Financial Group, Inc.
--------------------------------------------------------------------------------

ARTICLE II
--------------------------------------------------------------------------------
The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.


--------------------------------------------------------------------------------

ARTICLE III
--------------------------------------------------------------------------------
The total authorized shares:

1.   Common Shares                       60,000
                  --------------------------------------------------------------

     Preferred Shares
                     -----------------------------------------------------------

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
    Date Recieved                                (FOR BUREAU USE ONLY)
    JUL 19 1995                                              FILED
-------------------------------------------                JUL 21 1995
Name                                                      ADMINISTRATOR
     Genesis Financial Group, Inc.               MICHIGAN DEPARTMENT OF COMMERCE
-------------------------------------------      CORPORATION & SECURITIES BUREAU
Address
     One Oakland Towne Square, 14th Floor
-------------------------------------------
City               State         Zip Code      EFFECTIVE DATE:
     Southfield     MI            48076
--------------------------------------------------------------------------------
DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
                  FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS
           (Please read information and instructions on reverse side)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972 (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:
--------------------------------------------------------------------------------
1.  The name of the corporation is: Genesis Financial Group, Inc.

2. The corporation identification number (CID) assigned by the Bureau is: 133-569

3.  a.   The name of the resident agent on file with the Bureau is:
             D. James Barton
         ----------------------------------------------------------------------

    b.   The address of the registered office on file with the Bureau is:
             3466 Penobscot Building        Detroit      , Michigan    48226
         ----------------------------------------------------------------------
         (STREET ADDRESS)                   (CITY)                   (ZIP CODE)

    c. The mailing address of the above registered office on file with the Bureau is:
                                                           , Michigan
         ----------------------------------------------------------------------
         (P.O. BOX)                         (CITY)                   (ZIP CODE)
--------------------------------------------------------------------------------
     ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON OUR RECORDS
--------------------------------------------------------------------------------
4.  a.   The name of the resident agent is:      D. James Barton
                                           ------------------------------------

    b.   The address of the registered office is:
         One Oakland Towne Square, 14th Floor  Southfield  , Michigan   48076
         ----------------------------------------------------------------------
         (STREET ADDRESS)                       (CITY)                (ZIP CODE)

    c.   The mailing address of the registered office IF DIFFERENT THAN 4B IS:
                                                           , Michigan
         ----------------------------------------------------------------------
         (P.O. BOX)                         (CITY)                   (ZIP CODE)

--------------------------------------------------------------------------------
5. The above changes were authorized by resolution duly adopted by its board of directors or trustees, or by the resident agent of a profit corporation to change the address of the registered office in which case a copy of this statement has been mailed to the corporation. The Corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.
--------------------------------------------------------------------------------

Date signed:  June 29, 1995      Signed by:  /s/ D. James Barton
            ------------------             -------------------------------------
                                                   (SIGNATURE)

                                          D. James Barton, President
                                 -----------------------------------------------
                                 (TYPE OR PRINT NAME)      (TYPE OR PRINT TITLE)

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
    Date Recieved                                (FOR BUREAU USE ONLY)
    JUL 19 1995                                              FILED
-------------------------------------------                JUL 21 1995
Name                                                      ADMINISTRATOR
     Genesis Financial Group, Inc.               MICHIGAN DEPARTMENT OF COMMERCE
-------------------------------------------      CORPORATION & SECURITIES BUREAU
Address
     One Oakland Towne Square, 14th Floor
-------------------------------------------
City               State         Zip Code      EFFECTIVE DATE:
     Southfield     MI            48076
--------------------------------------------------------------------------------
DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
                  FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS
           (Please read information and instructions on reverse side)

     PURSUANT TO THE PROVISIONS OF ACT 284, PUBLIC ACTS OF 1972 (PROFIT CORPORATIONS), OR ACT 162, PUBLIC ACTS OF 1982 (NONPROFIT CORPORATIONS), THE UNDERSIGNED CORPORATION EXECUTES THE FOLLOWING CERTIFICATE:
--------------------------------------------------------------------------------
1.  The name of the corporation is: Genesis Financial Group, Inc.

2. The corporation identification number (CID) assigned by the Bureau is: 133-569

3.  a.   The name of the resident agent on file with the Bureau is:
             D. James Barton
         ----------------------------------------------------------------------

    b.   The address of the registered office on file with the Bureau is:
             3466 Penobscot Building        Detroit      , Michigan    48226
         ----------------------------------------------------------------------
         (STREET ADDRESS)                   (CITY)                   (ZIP CODE)

    c. The mailing address of the above registered office on file with the Bureau is:
                                                           , Michigan
         ----------------------------------------------------------------------
         (P.O. BOX)                         (CITY)                   (ZIP CODE)
--------------------------------------------------------------------------------
     ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON OUR RECORDS
--------------------------------------------------------------------------------
4.  a.   The name of the resident agent is:      D. James Barton
                                           ------------------------------------

    b.   The address of the registered office is:
         One Oakland Towne Square, 14th Floor  Southfield  , Michigan   48076
         ----------------------------------------------------------------------
         (STREET ADDRESS)                       (CITY)                (ZIP CODE)

    c.   The mailing address of the registered office IF DIFFERENT THAN 4B IS:
                                                           , Michigan
         ----------------------------------------------------------------------
         (P.O. BOX)                         (CITY)                   (ZIP CODE)

--------------------------------------------------------------------------------
5. The above changes were authorized by resolution duly adopted by its board of directors or trustees, or by the resident agent of a profit corporation to change the address of the registered office in which case a copy of this statement has been mailed to the corporation. The Corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.
--------------------------------------------------------------------------------

Date signed:  June 29, 1995      Signed by:  /s/ D. James Barton
            ------------------             -------------------------------------
                                                   (SIGNATURE)

                                          D. James Barton, President
                                 -----------------------------------------------
                                 (TYPE OR PRINT NAME)      (TYPE OR PRINT TITLE)

Form SS-4                                      APPLICATION FOR EMPLOYER IDENTIFICATION NUMBER
(Rev. December 1993)                                                                                              EIN 38-3212908/TT
                                (For use by employers, corporations, partnerships, trusts, estates, churches,  ---------------------
Department of the Treasury        government agencies, certain individuals, and others. See instructions.)        OMB No. 1545-0003
Internal Revenue Service                                                                                          Expires 12-31-96
------------------------------------------------------------------------------------------------------------------------------------
[SIDENOTE]
Please type or print clearly.

1   Name of applicant (Legal name) (See instructions.)
           Genesis Financial Group
------------------------------------------------------------------------------------------------------------------------------------
2   Trade name of business, if different from name in line 1     3  Executor, trustee, "care of" name

------------------------------------------------------------------------------------------------------------------------------------
4a  Mailing address (street address) (room, apt., or suite no.)  5a Business address, if different from address in lines 4a and 4b
           1515-D Penobscot Building
------------------------------------------------------------------------------------------------------------------------------------
4b  City, state, and ZIP code                                    5b City, state, and ZIP code
           Detroit, MI  48226
------------------------------------------------------------------------------------------------------------------------------------
6   County and state where principal business is located
           Wayne Michigan
------------------------------------------------------------------------------------------------------------------------------------
7   Name of principal officer, general partner, grantor, owner, or trustor -- SSN required (See instructions.) - ###-##-####
           D. James Barton, President
------------------------------------------------------------------------------------------------------------------------------------
8a  Type of entity (Check only one box.) (See instructions.)
                                                        / / Estate (SSN of decedent)________________  / / Trust
  / / Sole Proprietor (SSN) ___________________________ / / Plan administrator-SSN _________________  / / Partnership
  / / REMIC                  / / Personal service corp. /X/ Other corporation (specify)_____________  / / Farmers' cooperative
  / / State/local government / / National guard         / / Federal government/military / / Church or church controlled organization
  / / Other nonprofit organization (specify) __________________________ (enter GEN if applicable)___________________________________
  / / Other (specify) - ____________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
8b If a corporation, name the state or foreign country     State                      Foreign country
   (if applicable) where incorporated -                        Michigan
------------------------------------------------------------------------------------------------------------------------------------
9  Reason for applying (Check only one box.)                         / / Changed type of organization (specify) - __________________
  /X/ Started new business (specify) - ____________________________  / / Purchased going business
  / / Hired employees                                                / / Created a trust (specify) - _______________________________
  / / Created a pension plan (specify type) - ______________________________________________________________________________________
  / / Banking purpose (specify) -                                    / / Other (specify) -
------------------------------------------------------------------------------------------------------------------------------------
10  Date business started or acquired (Mo., day, year)                           11 Enter closing month of accounting year.
    (See instructions.)                                                             (See instructions.)
             January 1, 1995                                                                      December
------------------------------------------------------------------------------------------------------------------------------------
12  First date wages or annuities were paid or will be paid (Mo., day, year). NOTE: IF APPLICANT IS A WITHHOLDING AGENT, ENTER DATE
    INCOME WILL FIRST BE PAID TO NONRESIDENT ALIEN. (MO., DAY, YEAR). . . . . . . . . . . . . . . . . .  - Unknown
------------------------------------------------------------------------------------------------------------------------------------
13  Enter highest number of employees expected in the next 12 months. NOTE: IF THE        Nonagricultural  Agricultural  Household
    APPLICANT DOES NOT EXPECT TO HAVE ANY EMPLOYEES DURING THE PERIOD, ENTER "0." . . . -        0              0            0
------------------------------------------------------------------------------------------------------------------------------------
14  Principal activity (See instructions.) -   Investment
------------------------------------------------------------------------------------------------------------------------------------
15  Is the principal business activity manuafacturing? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   / / Yes  /X/ No
    If "Yes." principal product and raw material used -
------------------------------------------------------------------------------------------------------------------------------------
16  To whom are most of the products or services sold?  Please check the appropriate box.          / / Business (wholesale)
    /X/ Public (retail)             / / Other (specify) -                                                                   / / N/A
------------------------------------------------------------------------------------------------------------------------------------
17a Has the applicant ever applied for an identification number for this or any other business? . . . . . . . . .  / / Yes  /X/ No
    NOTE: IF "YES," PLEASE COMPLETE LINES 17b AND 17c.
------------------------------------------------------------------------------------------------------------------------------------
17b If you checked the "Yes" box in line 17a, give applicant's legal name and trade name, if different than name shown on prior application.

    Legal name -                                                   Trade name -
------------------------------------------------------------------------------------------------------------------------------------
17c Enter approximate date, city, and state where the application was filed and the previous employer identification number if known.
    Approximate date when filed (Mo., day, year)      City and state where filed                Previous EIN

------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I declare that I have examined this application and        Business telephone number (include area code)
to the best of my knowledge and belief, it is true, correct, and complete.

Name and title (Please type or print clearly.) - D. James Barton, President                            313-962-2630
------------------------------------------------------------------------------------------------------------------------------------

Signature - /s/ D. James Barton                                                 Date - Dec 29, 1994
------------------------------------------------------------------------------------------------------------------------------------
                                NOTE: DO NOT WRITE BELOW THIS LINE. FOR OFFICIAL USE ONLY.
------------------------------------------------------------------------------------------------------------------------------------
Please leave     Geo.                   Ind.                Class               Size               Reason for applying
blank
------------------------------------------------------------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see attached instructions.               Cat. No. 16055N                        Form SS-4 (Rev.)

                                    BY-LAWS

                                       OF

                         GENESIS FINANCIAL GROUP, INC.

                                   ARTICLE I

                                    OFFICES


     Section 1. The principal business office and registered office of the Corporation shall be at One Oakland Towne Square, 14th Floor, Southfield, Michigan 48076.

     Section 2. The Corporation may also have offices at such other places as the Board of Directors may from time to time appoint or the business of the Corporation may require, but in any event, the registered office must be in the State of Michigan.

                                   ARTICLE II

                                  STOCKHOLDERS

     Section 1. All meetings of the stockholders shall be held at the place established for such meeting by the President of the Corporation. The President shall preside at all meetings of the Stockholders.

     Section 2. An annual meeting of stockholders shall be held each year within seventy-five (75) days following the close of the fiscal year of the Corporation, at such date and time as shall be determined and designated by the President and stated in the notice of the meeting. At the annual meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders necessary for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws. If, however, such majority shall not initially be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power by majority vote of those present or represented to adjourn the meeting from time to time without notice other than announcement at the meeting until the requisite amount of voting stock shall be present. At such adjourned meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                      BY-LAWS/GENESIS FINANCIAL GROUP, INC.

     Section 4. At any meeting of the stockholders, each stockholder shall be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, except as may otherwise be expressly provided in the Articles of Incorporation. A vote may be cast either orally or in writing. Each proxy shall be in writing and signed by the stockholder or his authorized agent or representative. A proxy shall not be valid after the expiration of one hundred twenty (120) days from its date unless otherwise provided in the proxy. All questions regarding the qualifications of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the presiding officer of the meeting.

     Section 5. Except as may be provided by law, at least ten (10) days but not more than forty-five (45) days prior to the date of holding the annual or any special meeting of stockholders, written or printed notice stating the place, day and hour of the meeting shall be delivered, either personally or by mail, to each stockholder of record entitled to vote at such meeting.

     Section 6. A complete list of the stockholders entitled to vote at any stockholder meeting, arranged in alphabetical order, with the residence of each, and the number of voting shares held by each, shall be prepared by the Secretary at least ten (10) days before every stockholder meeting, and shall during the usual hours for business be open to the examination of any stockholder entitled to vote at such election.

     Section 7. Unless otherwise prescribed by statute, special meetings of the stockholders may be called for any purpose by the President or Vice-President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors or at the request in writing of not less than twenty-five (25%) percent of all the shares of capital stock of the Corporation issued and outstanding and entitled to vote at such a meeting.

     Section 8. When an action other than the election of Directors is to be taken by a vote of the stockholders, it shall be authorized by a majority of the votes cast by the holders of shares entitled to vote thereon, whether in person or by proxy, unless a greater plurality is expressly required by statute or the Articles of Incorporation, in which case such express provision shall govern and control the decision of such question. Except as may otherwise be expressly required by the Articles of Incorporation, Directors shall be elected by a plurality of the votes cast at an election.

     Section 9. Whenever any notice is required to be given to any stockholder of the Corporation under the provisions of these By-Laws or under provisions of the Articles of Incorporation or under any provision of law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the holding of the meeting, shall be deemed equivalent to the giving of such notice. Attendance of a person at a meeting of stockholders in person or by proxy constitutes a waiver of notice of the meeting except when the stockholder attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened.

     Section 10. Stockholders may participate in a stockholders meeting by means of conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other, provided that all participants in the meeting are advised of the use of such equipment and that the names of all participants in the conference are disclosed to all participants. Participation in a meeting pursuant to this Section shall constitute presence in person at a stockholders meeting.

     Section 11. As authorized pursuant to Section 407 of the Michigan Business Corporation Act and as provided in the Articles of Incorporation, any action required or permitted to be taken at

                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.

any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to stockholders who have not consented in writing.

     Section 12. As authorized by Section 402 of the Michigan Business Corporation Act, the annual meeting of the stockholders for election of Directors and for such other business as may come before the meeting shall be held as provided in Article II, Section 2 of these By-Laws unless such action is taken by written consent as provided in Article II, Section 11 of these By-Laws.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. The business and affairs of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     Section 2. The number of Directors which shall constitute the whole Board shall be one. The initial number of Directors shall be one. The number of Directors may be increased or decreased at the annual meeting, at a special meeting, or otherwise, by the action or consent of the holders of a majority of shares entitled to vote at an election of Directors. The Directors shall be elected at the annual meeting of the stockholders, except as provided in the preceding sentence, or in Section 3 or 5 of this Article, and each Director elected shall hold office until his successor is elected and qualified or until his resignation or removal. Directors need not be stockholders or officers of the Corporation.

     Section 3. A Director may be removed from office at any time by the action or consent of the holders of a majority of shares entitled to vote at an election of Directors. Vacancies and newly created directorships resulting from any increase in the authorized number of Directors or by the resignation or removal of a Director may be filled by the affirmative vote of a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and the Directors so chosen shall hold office until the next annual election of Directors by the stockholders and until their successors are duly elected and qualified, or until their resignation or removal.

     Section 4. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Michigan. Unless otherwise restricted by the Articles of Incorporation, members of the Board of Directors may participate in a meeting of the Board by means of conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting. If the Board shall have selected a Chair, the Chair shall preside at all meetings of the Board; otherwise, the President shall preside at all meetings of the Board of Directors.

     Section 5. The first Board of Directors shall hold office until the first annual meeting of stockholders. Thereafter, the first meeting of each newly elected Board of Directors shall be held promptly following the annual meeting of stockholders on the date thereof. No notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting,

                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.

provided a quorum shall be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

     Section 6. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board or by the Chair or President. Any notice given of a regular meeting need not specify the business to be transacted or the purpose of the meeting.

     Section 7. Special meetings of the Board may be called by the Chair or by the President on two (2) days notice to each Director by mail or twenty-four
(24) hours notice delivered either personally, by telephone or by telegram; special meetings shall be called by the Chair or President in a like manner and on like notice of the written request of one (1) Director. The notice need not specify the business to be transacted or the purpose of the special meeting. The notice shall specify the place of the special meeting.

     Section 8. At all meetings of the Board, a majority of the Directors then in office, but not less than two (2) (if there are at least two members of the Board) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Board of Directors unless the vote of a larger number is specifically required by Statute, by the Articles of Incorporation, or by these By-Laws. If a quorum shall not be present at any meeting of the Board of Directors, the members present thereat may adjourn the meeting from time to time and to another place without notice other than announcement at the meeting, until a quorum shall be present.

     Section 9. Unless otherwise provided by the Articles of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if, before or after the action, all members of the Board consent thereto in writing. The written consents shall have the same effect as a vote of the Board for all purposes.

     Section 10. The Board by affirmative vote of a majority of Directors in office and irrespective of any personal interest of any of them, may establish reasonable compensation of Directors for services to the Corporation as Directors, officers or employees. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 11. A Director may resign by written notice to the Corporation. The resignation is effective upon its receipt by the Corporation or a subsequent time as set forth in the notice of resignation. A Director may be removed during his term of office pursuant to action or consent of the stockholders, as provided in Article III, Section 3 of these By-Laws.

     Section 12. Attendance of a Director at a meeting constitutes a waiver of notice of the meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE IV

                                    NOTICES

     Section 1. Whenever, under the provisions of the statutes or of the Articles of Incorporation or of these By-Laws, written notice is required to be given to any Director or

                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.

stockholder, such notice may be either personally served to such Director, or stockholder, or given in writing by mail (registered, certified or other first class mail) addressed to such Director or stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in a post office or official depository under the exclusive care and custody of the United States postal service.

     Section 2. Whenever any notice is required to be given under the provisions of the Statutes or of the Articles of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or Directors need be specified in any written waiver of notice.

                                   ARTICLE V

                                    OFFICERS

     Section 1. The officers of the Corporation shall be a President, a Vice-President, a Secretary and a Treasurer, each of whom shall be selected by unanimous consent or plurality vote of the Board of Directors. The Board of Directors may, but shall not be required to, elect a Chair by unanimous consent or plurality vote of the Directors. The Board of Directors may also appoint such other officers and agents as they may deem necessary for the transaction of the business of the Corporation. Any number of offices may be held by the same person.

     Section 2. Except as provided below, the officers of the Corporation to be elected by the Board of Directors shall be elected by the Board of Directors at a regular meeting of the Board of Directors. Each officer shall hold office until a successor shall have been duly elected and shall have qualified or until death, resignation or removal in the manner hereinafter provided. In the case of the death, resignation or removal of an officer which occurs between regular meetings of the Board, the Board of Directors may fill such office by unanimous consent, or by election at a special meeting of the Board.

     Section 3. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation would be served thereby.

     Section 4. The Chair of the Board of Directors, if such position is filled by the Board, shall preside at all meetings of the Directors and shall, along with the President, serve as co-principal executive officer of the Corporation. The Chair shall possess executive and operational authority equal to that of the President.

     Section 5. The President shall be the principal (or, if the Directors have filled the position of Chair, co-principal) executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. The President shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the Corporation as the President shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. The President shall have authority to sign, execute and acknowledge, on behalf of the Corporation, all stock certificates, contracts, leases, reports and all other documents or instruments necessary or

                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.

proper to be executed in the course of the Corporation's regular business which shall be authorized by resolution of the Board of Directors.

     Unless otherwise designated by those present at any such meeting, the President shall preside at all meetings of the stockholders and (in the absence of a Chair of the Board) at all meetings of the Directors at which the President is present. Except as otherwise expressly delegated by the Board of Directors or by these By-Laws to other officers, the President shall sign, swear to, execute, file, certify or acknowledge, any corporate documents, instruments, agreements, Articles, statements, certificates, or reports, required or permitted to be signed, sworn to, executed, filed, certified, or acknowledged. The President shall have such other powers and duties as may from time to time be prescribed by the By-Laws or by resolutions of the Board of Directors.

     Section 6. The Vice-Presidents, if any, shall act under the direction of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one (1) or more Executive Vice-Presidents or may otherwise specify the order of seniority of the Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

     Section 7. The Secretary shall: (a) be custodian of the minutes of the stockholders' and of the Board of Directors' meetings in one (1) or more books provided for that purpose; (b) be custodian of the corporate records; (c) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (d) have general charge of the stock transfer books of the Corporation; and (e) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     Section 8. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks or depositories as shall be selected by the Board of Directors; and (b) in general, perform all of the duties as from time to time may be assigned to him by the President or by the Board of Directors.

     Section 9. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that the officer is also a Director of the Corporation.

                                   ARTICLE VI

                             SPECIAL CORPORATE ACTS

     Section 1. The Board of Directors may authorize any officer to enter into any contract, to execute and deliver any instrument required by law to be acknowledged in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. When the Board of Directors authorizes the execution of a contract or of any other instrument in the name of and on behalf of the Corporation without specifying the executing officers, the President shall execute the same for and on behalf of the Corporation.

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                      BY-LAWS/GENESIS FINANCIAL GROUP, INC.

     Section 2. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by an action of the Board of Directors. Such authority may be general or confined to specific instances.

                                  ARTICLE VII

                    CERTIFICATES OF STOCK AND THEIR TRANSFER

     Section 1. The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President and the Secretary. The designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full and summarized on the back of the certificate which the Corporation shall issue to represent such class or series of stock.

     Section 2. Prior to due presentment of a certificate of shares for registration of transfer, the Corporation may treat the registered owner of such share as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner. Where a certificate for shares is presented to the Corporation with a request to register for transfer, the Corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if there were on or with the certificate the necessary endorsements. The Corporation shall have no duty to inquire into adverse claims with respect to such stock certification.

     Section 3. The reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the Corporation upon the transfer of such shares.

     Section 4. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, and the Board of Directors may in its discretion require the owner of the lost or destroyed certificate or his legal representative to give the Corporation a bond, in such sum as it may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate; a new certificate of the same tenor and for the same number of shares as the one alleged to be lost or destroyed, may be issued without requiring any bond when, in the judgment of the Directors, it is proper to do so.

     Section 5. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Michigan as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

     Section 6. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or to dissent from a proposal without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

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                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.

          If no record date is fixed:

     (a) The record date for determining stockholders entitled to notice of or to vote at any meeting of stockholders shall be at the close of business on the day on which notice is given, or, if no notice is given, at the close of business on the day immediately preceding the day on which the meeting is held; and

     (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date of the adjourned meeting.

     Section 7. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares for all purposes, including voting and dividends, and shall not be bound to recognize any equitable or other claim to interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Michigan.

                                  ARTICLE VIII

                                INDEMNIFICATION

     The Corporation shall indemnify any Director or officer, or former Director or officer of the Corporation or any person who may have served at its request as a Director against reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any civil, criminal or administrative action, suit or proceeding in which the person is made a party or with which the person is threatened by reason of being or having been or because of any act as such Director or officer within the course of his duties or employment, except in relation to matters as to which the person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties. The Corporation may also reimburse any Director or officer for the reasonable costs of settlement of any such action, suit or proceeding, if it shall be found by a majority of the Directors not involved in the matter in controversy (whether or not a quorum) that it was to the interests of the Corporation that such settlement be made and that such Director or officer was not guilty of negligence or misconduct. The right of indemnification herein provided shall extend to the estate, executor, administrator, guardian and conservator of any deceased or former Director or officer or person who himself would have been entitled to indemnification. Such rights of indemnification and reimbursement shall not be deemed exclusive of any other rights to which such Director or officer may be entitled under any statute, agreement, vote of shareholders, or otherwise.

                                   ARTICLE IX

                                   DIVIDENDS

     The Board of Directors may from time to time declare dividends upon the outstanding stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, and pursuant to the Michigan Business Corporation Act, as amended.

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                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.

                                   ARTICLE X

                                      SEAL

     The Board of Directors has a corporate seal which is circular in form and has inscribed thereon the name of the Corporation and the state of incorporation and the words, "Corporate Seal."

                                   ARTICLE XI

                                   AMENDMENTS

     These By-Laws may be altered, amended or repealed and new By-Laws may be adopted only by the affirmative vote or consent of the stockholders representing a majority of all of the shares issued and outstanding. Any By-Laws adopted and made by the stockholders shall not be altered or repealed by the Board.

                                  ARTICLE XII

                                  FISCAL YEAR

     The fiscal year of the Corporation shall be as established by the Board of Directors.

     These By-Laws are adopted as and for the By-Laws of GENESIS FINANCIAL GROUP, INC., a Michigan Business Corporation, by its incorporator on the 23rd day of June 1994.

                                                /s/ D. James Barton
                                                --------------------------------
                                                D. James Barton, Incorporator


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                     BY-LAWS/GENESIS FINANCIAL GROUP, INC.